Exhibit 10.14
                                              Contract No. MT 241
                                            Amendment No. _______
                                                           19____
               FIRM TRANSPORTATION SERVICE AMENDMENT
                         Rate Schedule T-1
                           Amended Terms

1.     SHIPPER'S NAME AND ADDRESS:

       Questar Gas Company
       180 East First South
       P.O. Box 45360
       Salt Lake City, UT 84145-0360

2.     RATE SCHEDULE T-1 QUANTITY:
       Reserved Daily Capacity
       _______ Dth/day

3.     TERM OF THE AGREEMENT:
       November 1, 1989, to June 30, 2002

4.     RENEWAL TERM:
       ___________ None
       ___________ Month
       _____X_____ Other year to year

5.     PRIMARY RECEIPT POINTS:
                      Add
                      Permanent Release
       Receipt Pt.
       Map Nos.       Capacity


6.     PRIMARY DELIVERY POINTS:
                      Add
                      Permanent Release
       Delivery Pt.
       Map No.        Capacity


7.     RATES:
       Reservation Charge:

                      The maximum rate on Questar's Statement of Rates
                      A discounted rate of $   /Dth

       Usage Charge:

                      The rate on Questar's Statement of Rates
                      Other

8.     EFFECTIVE DATE OF CHANGES:
       June 30, 1999

9.     ADDITIONAL TERMS:
       This Agreement includes all the terms and conditions of Questar's FERC Gas Tariff, First Revised Volume No. 1 and the terms, conditions and signatures of Shipper's access agreement with Questar.

QUESTAR PIPELINE COMPANY             QUESTAR GAS COMPANY



By:                                  By:
    L. F. Gill, Vice President and       D. N. Rose, President and CEO
       General Manager